EXHIBIT 99.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amarillo Biosciences, Inc. on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:      March 31, 2009                                                                By:      /s/ Joseph M. Cummins
        Joseph M. Cummins
        President, Chief Executive Officer

Date:      March 31, 2009                                                                By:     /s/ Gary W. Coy
        Gary W. Coy
        Vice President, Chief Financial Officer